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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 30, 1999
                        (Date of earliest event reported)



                        HILB, ROGAL AND HAMILTON COMPANY
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-15981                  54-1194795
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


              4235 Innslake Drive                            23060
              Glen Allen, Virginia                        (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 747-6500



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Item 5.      Other Events.

         The press release issued by the Registrant on March 30, 1999 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on March 30, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HILB, ROGAL AND HAMILTON COMPANY
                                            (Registrant)



Date:  March 31, 1999                 By: /s/ Carolyn Jones
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                                          Carolyn Jones, Senior Vice President,
                                          Chief Financial Officer and Treasurer





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                                  Exhibit Index


Exhibit
 Number                        Document
 ------                        --------

   99        Press release issued by the Registrant on March 30, 1999.